Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Revenue and Expense Recognized for Advertising Barter Transactions

The amount of revenue and expense recognized for advertising barter transactions is as follows:

	2011	2010	2009
Net revenues	$7,153	$6,608	$5,642
Direct advertising expenses	$2,766	$2,768	$2,808
General and administrative expenses	$3,524	$3,242	$2,867